Exhibit 99.1

FOR IMMEDIATE RELEASE

Jan. 19, 2018

Contacts:	Shareholders’/Analysts’ Inquiries:	Media Inquiries:
	Tiffany Mason	Colleen Penhall
	704-758-2033	704-758-2958
	tiffany.l.mason@lowes.com	colleen.b.penhall@lowes.com

LOWE’S ANNOUNCES THREE NEW APPOINTMENTS TO BOARD OF DIRECTORS

MOORESVILLE, N.C. – Lowe’s Companies, Inc. (NYSE: LOW) announced today that it has appointed David H. Batchelder, co-founder of Relational Investors, and Lisa W. Wardell, CEO of Adtalem Global Education, to its board of directors effective March 22, 2018. The company will nominate Batchelder, Wardell and new nominee Brian C. Rogers, chairman of T. Rowe Price Group and its former chief investment officer, for election at Lowe’s 2018 Annual Meeting of Shareholders.

“We are pleased to welcome David, Brian and Lisa as new independent directors to the Lowe’s board and especially value the constructive discussions we have had with the D. E. Shaw group,” said Robert A. Niblock, Lowe’s chairman, president and CEO. “They join Lowe’s at an exciting time as we continue to drive our omni-channel strategy forward and build deeper relationships with pro customers to fulfill our purpose of helping people love where they live. The addition of these directors complements our board of directors’ skills and experiences, and we are confident they will provide valuable perspectives as we continue to execute our strategy, drive profitability and enhance value for all Lowe’s shareholders. We look forward to their contributions and are excited they chose Lowe’s.”

Lowe’s Board regularly evaluates its composition to ensure it includes the appropriate skills, experience and perspective necessary to drive growth for all Lowe’s shareholders, and with these director additions, eight directors will have joined Lowe’s actively engaged board in the past five years.

“We appreciate Lowe’s collaborative approach and are pleased to have worked together to enhance the company’s board of directors,” said Quentin Koffey, a portfolio manager at the D. E. Shaw group. “Lowe’s is an excellent company with tremendous value creation opportunities in front of it, and we believe the new directors will be significant assets to the board. We believe the refreshed board and the management team are committed to achieving outstanding performance and maximizing shareholder value.”

Batchelder will serve for the duration of his time as a director on the board’s compensation committee, chaired by Eric C. Wiseman, former chairman and CEO of VF Corporation, and the nominating and governance committee, chaired by Lowe’s Lead Director Marshall O. Larsen, former chairman and CEO of Goodrich Corporation.

Wardell will serve on the board’s audit committee, chaired by Raul Alvarez, chairman of Skylark Co., and the public policy committee, chaired by Angela F. Braly, former chair and CEO of WellPoint, Inc.

Rogers’ committee appointments will be determined immediately following his election to the board at the 2018 Annual Meeting of Shareholders.

Lowe’s other independent directors consist of Sandra B. Cochran, president and CEO of Cracker Barrel Old Country Stores; Laurie Z. Douglas, chief information officer and chief security officer of Publix Supermarkets; Richard W. Dreiling, retired chairman and CEO of Dollar General Corporation; Robert L. Johnson, founder and chairman of the RLJ Companies; James H. Morgan, retired chairman and CEO of Krispy Kreme Doughnuts; and Bertram L. Scott, senior vice president of Population Health and Value Based Care at Novant Health.

As previously planned under the board’s mandatory retirement policy, Robert L. Johnson will not stand for re-election at the 2018 Annual Meeting of Shareholders. Following Johnson’s retirement, the Lowe’s board will be composed of 13 directors, 12 of whom are independent.

About David H. Batchelder

Batchelder, 68, was a founder, principal and member of the investment committee at Relational Investors LLC from 1988 to 2015. Prior to that, he served in various executive positions at Mesa Petroleum Co., including as president and chief operating officer from 1986 to 1988. Batchelder served on several other public company boards, including The Home Depot from 2007 to 2011, ConAgra Foods from 2002 to 2007 and Mac Frugal’s Bargains Close-Outs Inc. from 1990 to 1997. He received a bachelor’s degree in accounting from Oklahoma State University.

About Brian C. Rogers

Rogers, 62, serves as non-executive chair of T. Rowe Price Group, Inc., having retired as chief investment officer of the company in March 2017. He was elected to the T. Rowe Price board of directors in 1997 and was named board chair in 2007. As a member of the board, he has served on the U.S. equity steering, fixed income steering, international equity steering, product strategy steering, and management compensation committees, as well as the proxy committee. He joined T. Rowe Price in 1982 and served in several roles including chief investment officer from 2004 to 2017 and president of two T. Rowe Price funds. Prior to joining T. Rowe Price, Rogers worked at Bankers Trust Company. Rogers earned a bachelor’s degree from Harvard College and an MBA from Harvard Business School. Rogers is in the process of receiving the necessary consents from his other boards with respect to his joining Lowe’s as a board member.

About Lisa W. Wardell

Wardell, 48, currently serves as president and chief executive officer of Adtalem Global Education, a role she has held since 2016. Wardell has been a member of Adtalem’s board of directors since 2008 and has chaired its audit committee. Prior to her current position, she served as executive vice president and chief operating officer for The RLJ Companies for a total of 12 years, and as principal at the private equity firm Katalyst Venture Partners for four years. From 1998 to 2000, Wardell worked as a senior consultant for Accenture in the organization’s communications and technology strategic services practice. Wardell earned her bachelor’s degree from Vassar College, her law degree from Stanford Law School and her master’s degree in finance and entrepreneurial management from the Wharton School of Business. Wardell is a member of The Business Council and the Executive Leadership Council. Among numerous recognitions, she was recently named to Savoy Magazine’s Power 300: Most Influential Black Corporate Directors list (2017 and 2016) and has been recognized by Black Enterprise magazine as one of the “300 Most Powerful Executives in Corporate America” (2017).

About Lowe’s

Lowe’s Companies, Inc. (NYSE: LOW) is a FORTUNE® 50 home improvement company serving more than 17 million customers a week in the United States, Canada and Mexico. With fiscal year 2016 sales of $65.0 billion, Lowe’s and its related businesses operate or service more than 2,370 home improvement and hardware stores and employ over 290,000 people. Founded in 1946 and based in Mooresville, N.C., Lowe’s supports the communities it serves through programs that focus on K-12 public education and community improvement projects. For more information, visit Lowes.com.

Disclosure Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity” and similar expressions are forward-looking statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, Lowe’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions by Lowe’s and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements.

A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, inflation or deflation of commodity prices, and other factors that can negatively affect our customers, as well as our ability to: (i) respond to adverse trends in the housing industry, a reduced rate of growth in household formation, and slower rates of growth in housing renovation and repair activity, as well as uneven recovery in commercial building activity; (ii) secure, develop, and otherwise implement new technologies and processes necessary to realize the benefits of our strategic initiatives focused on omni-channel sales and marketing presence and enhance our efficiency; (iii) attract, train, and retain highly-qualified associates; (iv) manage our business effectively as we adapt our operating model to meet the changing expectations of our customers; (v) maintain, improve, upgrade and protect our critical information systems from data security breaches, ransomware and other cyber threats; (vi) respond to fluctuations in the prices and availability of services, supplies, and products; (vii) respond to the growth and impact of competition; (viii) address changes in existing or new laws or regulations that affect consumer credit, employment/labor, trade, product safety, transportation/logistics, energy costs, health care, tax or environmental issues; (ix) positively and effectively manage our public image and reputation and respond appropriately to unanticipated failures to maintain a high level of product and service quality that could result in a negative impact on customer confidence and adversely affect sales; and (x) effectively manage our relationships with selected suppliers of brand name products and key vendors and service providers, including third party installers. In addition, we could experience impairment losses if either the actual results of our operating stores are not consistent with the assumptions and judgments we have made in estimating future cash flows and determining asset fair values, or we are required to reduce the carrying amount of our investment in certain unconsolidated entities. With respect to acquisitions, potential risks include the effect of such transactions on Lowe’s and the target company’s strategic relationships, operating results and businesses generally; our ability to integrate personnel, labor models, financial, IT and others systems successfully; disruption of our ongoing business and distraction of management; hiring additional management and other critical personnel; increasing the scope, geographic diversity and complexity of our operations; significant integration costs or unknown liabilities; and failure to realize the expected benefits of the transaction. For more information about these and other risks and uncertainties that we are exposed to, you should read the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” included in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC.

The forward-looking statements contained in this news release are expressly qualified in their entirety by the foregoing cautionary statements. The foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All such forward-looking statements are based upon data available as of the date of this release or other specified date and speak only as of such date. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf about any of the matters covered in this release are qualified by these cautionary statements and in the “Risk Factors” included in our most recent Annual Report on Form 10-K and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. We expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, change in circumstances, future events or otherwise, except as may be required by law.

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